OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 20, 2010

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Brian Petersen, Stephanie Bullington and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Principal Protected Main Street Fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on August 20, 2010, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Prospectus and Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

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Signature                    Date

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Signature (if held jointly)               Date

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Title if a corporation, partnership or other entity

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YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

		Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	11111111111111

If you would like another copy of the proxy material, they are available at www.proxyonline.com . You will need your control number above to log in.

TAGID: “TAG ID”                                                   CUSIP: “CUSIP”

OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 20, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

This proxy will be governed by and construed in accordance with the laws of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSAL:

1.

To approve an Agreement and Plan of Reorganization between Oppenheimer Principal Protected Main Street Fund® (“Principal Protected Main Street Fund”) and Oppenheimer Main Street Fund® (“Main Street Fund”) and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Principal Protected Main Street Fund to Main Street Fund in exchange for Class A, Class B, Class C and Class N shares of Main Street Fund, (b) the distribution of such shares of Main Street Fund to the Class A, Class B, Class C and Class N shareholders of Principal Protected Main Street Fund in complete liquidation of Principal Protected Main Street Fund and (c) the cancellation of the outstanding shares of Principal Protected Main Street Fund.

.	FOR	AGAINST	ABSTAIN
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YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.